                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                 PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934.


    Filed by the Registrant:                    [ X ]
    Filed by a Party other than the Registrant: [   ]
    CHECK THE APPROPRIATE BOX:
    [   ] Preliminary Proxy Statement
    [   ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
    [ X ] Definitive Proxy Statement
    [   ] Definitive Additional Materials
    [   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
                NORTH VANCOUVER, BRITISH COLUMBIA, CANADA V7K 1S8
                -------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                 NOT APPLICABLE
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
                 (Jurisdiction of Incorporation or Organization)


    PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [ X ]  No Fee Required
    [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
           1. Title of each class of securities to which transaction applies:


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           2. Aggregate number of securities to which transaction applies:


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           3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


           ---------------------------------------------------------------------
           4. Proposed maximum aggregate value transaction:


           ---------------------------------------------------------------------
           5. Total fee paid:


           ---------------------------------------------------------------------
    [   ]  Fee paid previously with preliminary materials.

    [   ]  Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

           1. Amount previously paid:


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           2. Form, Schedule or Registration Statement No.:


           ---------------------------------------------------------------------
           3. Filing Party:


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           4. Date Filed:


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                                       1

                          INTERNATIONAL ABSORBENTS INC.
                                1569 DEMPSEY ROAD
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                     V7K 1S8


DEAR SHAREHOLDER:

You are cordially invited to attend the extraordinary general meeting of shareholders of INTERNATIONAL ABSORBENTS INC. ("IAB") on December 20, 2000, at 10:00 AM, Pacific Standard Time, at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia.

At the extraordinary general meeting, IAB is asking shareholders for approval of a four for one reverse stock split to decrease the number of shares of outstanding common stock. The reverse stock split is an important step in attaining the Company's objective of creating a stock value which better represents the successful nature of the Company's fiscal performance.

International Absorbents' has applied for listing on a more senior stock exchange where the Company currently satisfies all listing criteria with the exception of stock price. The reverse stock split, whereby every four (4) outstanding shares will be combined into one (1) new share, is expected to assist in satisfying this last criteria. One immediate benefit of the consolidation is that earnings per share will be increased by four times. For example, this would mean that earnings per share in the Company's last fiscal year, recorded at $0.07 per share, would be recorded at $0.27 per share. Management believes that the combination of the above factors with the Company's current growth rate of well over 20 percent annually will enhance the acceptability of IAB's common stock by the financial community and investing public. The Company's stock will also become more attractive and accessible to a wider range of investors.

Accordingly, the board of directors has considered and approved an amendment to the British Columbia Company Act Memorandum that will result in a four-for-one reverse stock split and increase the amount of our authorized common stock, after giving the effect to the reverse stock split.

You are urged to read the accompanying proxy statement, which provides you with a description of the terms of the proposed transaction. IAB's board of directors has approved the proposal and recommends that you vote "in favour of" the proposal.

It is very important that your shares be represented at the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Please do not send any of your stock certificates at this time. If the amendment is approved and the reverse stock split is ratified, we will send you a letter explaining the procedures to exchange your shares for the new shares.

Sincerely,

Gordon L. Ellis
Chairman and Chief Executive Officer

                          INTERNATIONAL ABSORBENTS INC.
                               1569 DEMPSEY ROAD,
                        NORTH VANCOUVER, BRITISH COLUMBIA
                                 CANADA V7K 1S8
                                 (604) 681-6181


             NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2000


Notice is hereby given that the Extraordinary General Meeting (the "Meeting") of the shareholders of International Absorbents Inc. ("IAB" or the "Company"), a corporation incorporated under the laws of British Columbia, Canada, will be held on December 20, 2000 at 10:00 am Pacific Standard Time, at the Xchange Conference Centre, 2nd Floor, 888 Dunsmuir Street, Vancouver, British Columbia, Canada for the following purposes:

     1. To approve and grant the board of directors the authority to amend IAB's British Columbia Company Act Memorandum to provide for a stock consolidation (reverse stock split) pursuant to which every four (4) shares of our outstanding common stock would be combined into one (1) new share of common stock and an increase in our authorized shares of common stock from 25,000,000 to 100,000,000 shares after giving effect to the reverse stock split.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on November 13, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the extraordinary general meeting or any adjournment(s) thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE EXTRAORDINARY GENERAL MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 10th Floor 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,         BY ORDER OF THE BOARD OF DIRECTORS
the 6th day of November 2000.

                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                              Gordon L. Ellis, Chairman

                          INTERNATIONAL ABSORBENTS INC.
                                1569 Dempsey Road
                        North Vancouver, British Columbia
                                     V7K 1S8

                                 PROXY STATEMENT

                  EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2000

                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF INTERNATIONAL ABSORBENTS INC., (THE "COMPANY"), A CORPORATION INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA, FOR USE AT THE EXTRAORDINARY GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON DECEMBER 20, 2000 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS.

This Proxy Statement, dated October 20, 2000, and the accompanying Notice of Extraordinary General Meeting and Form of Proxy are being mailed on or about November 17, 2000 to shareholders of the Company entitled to vote at the Extraordinary General Meeting, as of the record date, being November 13, 2000. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers or regular employees of the Company for no additional compensation, however out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Extraordinary General Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER
BY:

     (a) STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

     (b)  BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the Transfer Agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 10th Floor 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, Suite 700 - 595 Howe Street, Vancouver, British Columbia, V6C 2T5, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                        COMPLETION AND VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a vote with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made.

IF A VOTE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE APPROVAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE COMPANY'S BRITISH COLUMBIA COMPANY ACT MEMORANDUM TO PROVIDE FOR A REVERSE STOCK SPLIT AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AFTER THE EFFECT OF THE REVERSE STOCK SPLIT.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the Meeting other than those referred to in the accompanying Notice of Extraordinary General Meeting.

                                  VOTING SHARES

As at October 20, 2000, 22,397,485 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is November 13, 2000. The closing price of the Company's Common Shares on the OTC Bulletin Board on October 20, 2000 was (US) $0.47.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the Directors or Senior Officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year of the Company; has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting except for insiders of the Company, whereby they may be recipients of future amended options or warrants to purchase shares of the Company, if the proposals are approved by the Shareholders at the meeting.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of October 20, 2000, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.


--------------------------------------------------------------------------------------------------
TITLE OF                                                                             PERCENTAGE OF
 CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER            AMOUNT OWNED                   CLASS
--------------------------------------------------------------------------------------------------

Common     Gordon L. Ellis                                1,418,250(1)(2)(3)(4)(5)        6.28%
           North Vancouver, British Columbia, Canada

Common     Stephen H. Silbernagel                           625,000(6)                    2.79%
           Vancouver, British Columbia, Canada

Common     John J. Sutherland                                40,021(7)                    0.18%
           West Vancouver, British Columbia, Canada

Common     Douglas E. Ellis                                 351,500(8)(9)                 1.55%
           White Rock, British Columbia, Canada

Common     Shawn M. Dooley                                  486,213(10)                   2.15%
           Bellingham, Washington, USA

Common     Directors and Executive Officers               3,010,150(11)                  12.96%
           as a Group (6 Persons)
--------------------------------------------------------------------------------------------------

(1) Includes 83,500 common shares underlying incentive stock options granted to Mr. G. Ellis.

(2) Includes 108,250 common shares underlying incentive stock options granted to 495894 BC Ltd., a company wholly-owned by Mr. G. Ellis.

(3)  Includes 60,000 common shares held by Stelyconi Enterprises
     Ltd. Mr. G. Ellis controls voting and dispositive powers.

(4) Includes 446,500 common shares held by Gordann Consultants Ltd.. Mr. G. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. G. Ellis controls voting and dispositive powers.

(5) Includes 300,000 common shares held by ABE Industries (1980) Inc. Mr. G. Ellis controls voting and dispositive powers.

(6) Includes 40,000 common shares underlying incentive stock options granted to Mr. Silbernagel.

(7) Includes 40,000 common shares underlying incentive stock options granted to Mr. Sutherland.

(8) Includes 175,000 common shares underlying incentive stock options granted to Mr. D. Ellis.

(9) Includes 100,000 common share underlying share purchase warrants granted to Mr. D. Ellis.

(10) Includes 187,500 common shares underlying incentive stock options granted to Mr. Dooley.

(11) Includes 86,500 common shares underlying incentive stock options granted to Mr. Thompson.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following information regarding the compensation of Directors and Executive Officers of the Company is reiterated from the proxy statement regarding the Annual General Meeting of Shareholders held June 12, 2000 in order to satisfy the regulatory requirements of the British Columbia Securities Commission.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years ending January 31st of the Company's CEO and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years ending January 31st, for each Executive Officer who served at any time during such year as an Executive Officer of the Company or its subsidiaries.


U.S. DOLLARS
------------------------------------------------------------------------------------------------------------------------
                                          ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                            ----------------------------------------      ----------------------------------------------
                                                                                   AWARDS                   PAYOUTS
                                                                          -----------------------    -------------------
                            FISCAL
                            YEAR                              OTHER       SECURITIES   RESTRICTED                ALL
NAME AND                    ENDING                            ANNUAL      UNDER        SHARES OR                 OTHER
POSITION                    JANUARY    SALARY                COMPEN-      OPTIONS      RESTRICTED    LTIP        COMPEN-
OF PRINCIPAL                31ST         ($)      BONUS      SATION       GRANTED      SHARE UNITS   PAY-OUTS    SATION
------------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis             2000       57,149      Nil        Nil         216,500      Nil           N/A         Nil
Chairman, President and     1999       44,800      Nil        Nil          83,500      Nil           N/A         Nil
CEO                         1998       43,820      Nil        Nil         Nil          Nil           N/A         Nil

Douglas E. Ellis            2000       88,092      15,200     Nil         150,000      Nil           N/A         Nil
President of Subsidiary     1999       83,268      Nil        8,526       200,000(2)   Nil           N/A         Nil
(1)                         1998       57,544      Nil        1,434       Nil          Nil           N/A         Nil

Shawn M. Dooley             2000       51,855      15,000     60,134      125,000      Nil           N/A         Nil
Vice President,             1999       49,084      Nil        40,725      125,000      Nil           N/A         Nil
Marketing(3)                1998       30,727      Nil        31,850      Nil          Nil           N/A         Nil
------------------------------------------------------------------------------------------------------------------------

(1) DOUGLAS ELLIS WAS APPOINTED PRESIDENT OF ABSORPTION CORP. IN MARCH 1999.
(2) INCLUDES 100,000 WARRANTS GRANTED TO MR. D. ELLIS IN JANUARY 1998.
(3) MR. DOOLEY WAS APPOINTED VICE PRESIDENT, SALES & MARKETING IN JULY 1998.

OPTION GRANTS

The Company has never granted stock appreciation rights ("SAR's) and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended January 31, 2000, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) (US) $1,866,241 with an assumed 5% annual rate of stock appreciation, and (b) (US) $3,918,958 with an assumed 10% annual rate of stock appreciation.

US DOLLARS
------------------------------------------------------------------------------------------------------------------------
                                                 % OF TOTAL                                  POTENTIAL       POTENTIAL
                                   SECURITIES      OPTIONS     EXERCISE                      REALIZABLE      REALIZABLE
                                   UNDERLYING     GRANTED TO   OR BASE                          VALUE           VALUE
                                    OPTIONS       EMPLOYEES      PRICE                       ASSUMING 5%    ASSUMING 10%
                    DATE OF         GRANTED       IN FISCAL      ($/         EXPIRATION       RATE OF         RATE OF
NAME                 GRANT            (#)           YEAR       SECURITY)        DATE        APPRECIATION    APPRECIATION
------------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis     Dec 29, 1999     216,500        25%         $0.54      Dec 29, 2002       $18,428        $ 38,697
Douglas E. Ellis    Dec 29, 1999     150,000        18%         $0.54      Dec 29, 2002       $12,768        $ 26,811
Shawn M. Dooley     Dec 29, 1999     125,000        14%         $0.54      Dec 29, 2002       $10,640        $ 22,343
------------------------------------------------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

The following table sets forth information concerning the exercise of options during the fiscal year ended January 31, 2000, and the value at January 31, 2000 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. Once vested, all options are exercisable, in whole or in part, at any time until date of expiration.

U.S. DOLLARS
-----------------------------------------------------------------------------------------------------------------
                                                                              AT JANUARY 31, 2000
                                                              ---------------------------------------------------
                      NUMBER OF SHARES       AGGREGATE                                    VALUE OF EXERCISABLE/
                         ACQUIRED ON       VALUE REALIZED      NUMBER EXERCISABLE/      UNEXERCISABLE IN-THE-MONEY
NAME                    EXERCISE (#)          ($) (1)         UNEXERCISABLE OPTIONS          OPTIONS ($) (2)
-----------------------------------------------------------------------------------------------------------------
Gordon L. Ellis            216,500             97,425           83,500 / 216,500              30,895 / 6,495
Douglas E. Ellis           100,000             41,000         200,000(3) / 150,000            69,000 / 4,500
Shawn M. Dooley            75,000              33,750           125,000 / 125,000             46,250 / 3,750
-----------------------------------------------------------------------------------------------------------------

(1) Based on the difference between the option exercise price and the closing market price of the Company's shares at date of exercise.
(2) In-the-Money Options are those where the market value of the underlying securities as at the most recent fiscal year end exceeds the option exercise price. The closing market price of the Company's shares as at January 31, 2000 (i.e. fiscal year end) was (US) $0.57.
(3) The number of exercisable options amount includes 100,000 warrants granted to Mr. D. Ellis in January 1998.

COMPENSATION OF DIRECTORS FOR LAST FISCAL YEAR

The following table sets forth information regarding certain types of compensation paid or provided during the fiscal year ended January 31, 2000 to each Director of the Company, except a Director who is an executive officer.

U.S. DOLLARS
---------------------------------------------------------------------------------------------------------------------
                                                CASH COMPENSATION                              SECURITY GRANTS
                              ----------------------------------------------------     ------------------------------
                                                                                                      NUMBER OF
                               ANNUAL                                   CONSULTING     NUMBER OF     SECURITIES
                              RETAINER              MEETING             FEES/OTHER       COMMON      UNDERLYING
NAME                          FEES ($)               FEES ($)              FEES ($)    SHARES (#)    OPTIONS/SARS (#)
-----------------------------------------------------------------------------------    ------------------------------
Stephen Silbernagel (1),         Nil      $200 per board meeting and        Nil             Nil        20,000
(2)                                       $50 per committee meeting

John Sutherland (1), (2)         Nil      $200 per board meeting and        Nil             Nil        20,000
                                          $50 per committee meeting
---------------------------------------------------------------------------------------------------------------------

(1) Compensation Committee
(2) Audit Committee

Under the Stock Option Plan, as at Fiscal Year-End January 31, 2000, stock options to purchase a total of 1,498,400 Common Shares at exercise prices ranging from (US) $0.20 to (US) $0.54, with expiry dates from October 1, 2000 were outstanding. Pursuant to the vesting terms of the stock option agreements, stock options to purchase 658,000 Common Shares are eligible for exercise at January 31, 2000.

Please see "PARTICULARS OF MATTERS TO BE ACTED UPON" (ITEM 1 OF THE FORM OF PROXY) for a description of the effect of the share consolidation to all stock options, submitted for approval to the shareholders at the Extraordinary General Meeting.

REPRICING OF OPTIONS

The Compensation Committee did not amend any terms of existing stock option agreements during the fiscal year ended January 31, 2000.

At the 1998 Annual General Meeting an affirmative vote of the majority of shareholders approved amendments to the 1993 Equity Incentive Stock Option Plan. The Board of Directors of the Company approved amendments to the Company's 1993 Stock Plan U.S. Participants. The amendments entailed the repricing of options granted from exercise prices ranging from (US) $0.50 to (US) $1.69 per Common Share to an exercise price of (US) $0.20 per Common Share on existing stock options. A total of 1,146,500 stock options were repriced to $0.20 per share as a result of the repricing.

EMPLOYMENT AGREEMENTS

Pursuant to a verbal agreement, the Company entered into a management services agreement with Current Systems, a proprietorship owned by Douglas E. Ellis. In effect since January 1, 2000, Current Systems receives (US) $8,750 for management services per month.

On October 1, 1998, the Company entered into an employment agreement with Gordon
L. Ellis, currently serving as Chairman and President of the Company. Effective June 1, 1999, the Company pays US$5,000 per month for management services and Mr. Ellis is permitted to participate in the Company's Benefit Plan and Stock Option Plan. The management agreement is terminable immediately upon notice by either party.

                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

On March 1, 2000, the Company has granted short-term loans totaling $190,000 with two of its directors. The purpose of loans was to enable Messrs. G. Ellis and Silbernagel to exercise share purchase warrants, which were due to expire on March 4, 2000. The share purchase warrants were attached to the units of a private placement conducted by the Company in March 1998, which the Directors had subscribed. The loans are unsecured and do not bear interest if paid by December 31, 2000.

                               LARGEST AMOUNT                                  FINANCIALLY ASSISTED
NAME AND POSITION OF         OUTSTANDING DURING     AMOUNT OUTSTANDING AT   SECURITIES PURCHASE DURING      SECURITY FOR
PRINCIPAL                    FISCAL YEAR ENDING        OCTOBER 20, 2000         FISCAL YEAR ENDING          INDEBTEDNESS
--------------------         ------------------     ---------------------   --------------------------      ------------
Gordon L. Ellis                      Nil                  $127,500                      Nil                     Nil
Chairman, President and
CEO

Stephen Silbernagel,                 Nil                   $62,500                      Nil                     Nil
Director

No other Directors and Executive Officers and associates or affiliates of such Directors or Executive Officers are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

SHARE CONSOLIDATION

At the extraordinary meeting, shareholders will vote upon a proposal to amend our British Columbia Company Act Memorandum (the "Memorandum"). The shareholders are being asked to approve and grant the Board of Directors the authority to amend the Company's Memorandum to consolidate the presently issued and unissued common shares on a four-for-one reverse stock split, which is referred to as a "consolidation" or a "reverse split" and increase the authorized number of shares of common stock from 25,000,000 to 100,000,000 after giving effect to the reverse split.

The principal objective of the consolidation is to increase the market price of our common stock and enhance the acceptability of IAB's common stock by the financial community and investing public. The Company intends to make application to a recognized stock exchange to list the Company's shares for trading. We believe that maintaining a listing on a recognized stock exchange may provide us with a broader market for our financing transactions in which we may engage. However, we cannot predict the effect the reverse split will have on the market price for our common stock. The market price per new share of our common stock after the reverse split may not rise in proportion to the reduction in the number of old shares. In addition, the market price per new share may never exceed or remain in excess of the minimum bid price for trading on a recognized stock exchange. The market price of our common stock may also be based on our performance and other factors, which may be unrelated to the number of shares outstanding.

If the shareholders approve the proposal, each four (4) outstanding shares of our common stock owned by a shareholder ("old shares"), would be consolidated into one (1) new share ("new share") of the Company. IAB will not issue fractional shares of its common stock. Any fractional shares that are caused as a result of the consolidation will be rounded down to the nearest whole share. Any fractions of shares will be cancelled and no compensation will be paid or payable to the shareholders. The consolidation will affect all present shareholders alike. The relative rights, preferences and qualifications of the new shares will be identical to the old shares. Upon effectiveness of the consolidation the purchase or conversion price and number of shares to be acquired pursuant to each option, warrant or convertible instrument outstanding will be adjusted proportionately.

If the special resolution regarding capitalization changes are approved, the Board of Directors will file amendments to the Company's Memorandum with the Province of British Columbia, Registrar of Companies to effectuate the reverse split and the increase in our authorized shares of common stock. As soon as practicable after the date of the consolidation, all registered shareholders will receive a Letter of Transmittal so they may surrender their old certificates for new certificates indicating the correct denomination.

INCREASE IN AUTHORIZED CAPITAL

As a result of the consolidation, the number of common stock which we will be authorized to issue will automatically be reduced to 25,000,000 shares without par value from 100,000,000. The Board of Directors considers that it is in the best interest of the Company to increase the authorized capital of the Company to 100,000,000 common shares without par value, after the share consolidation. The proposed increase to our authorized shares of common stock is being made primarily to meet existing share obligations upon the exercise of outstanding warrants and options, to permit potential future financings or mergers or acquisitions of other businesses assets or technologies.

The Board of Directors recommends that you vote "FOR" the proposal to amend our British Columbia Company Act Memorandum.

At the Board of Directors meeting held September 29, 2000, the board of directors approved the adoption of the amendments. The Board of directors has concluded that the consolidation and the increase to our authorized shares of common stock after giving effect to the consolidation are in the best interests of IAB and its shareholders.

IF THE CONSOLIDATION IS APPROVED AT THE MEETING, THE BOARD OF DIRECTORS WILL DETERMINE AT THEIR DISCRETION WHETHER OR NOT TO PROCEED AND CARRIES THE RIGHT TO CANCEL THE SHARE CONSOLIDATION, IF SO DESIRED.

The Special Resolution that will be presented to the shareholders in respect to the share consolidation is as follows:

     "BE IT RESOLVED, AS A SPECIAL RESOLUTION, that the shareholders grant the board of directors the authority to effect:

     (i) the authorized capital of the Company to be altered by consolidating the existing 100,000,000 common shares without par value of which 22,397,485 are presently issued and outstanding; into 25,000,000 common shares without par value of which 5,599,371 common shares are issued and outstanding; or such greater or lesser numbers as a result of the consolidation or which may be approved by the Regulatory Authorities;

     (ii) The authorized capital of the Company be increased from 25,000,000 common shares without par value, or such greater or lesser number as may have been approved by the Regulatory Authorities, to 100,000,000 common shares without par value; and

     (iii) Paragraph 2 of the Company's Memorandum be altered to read as follows

           2. The authorized capital of the Company consists of 100,000,000 common shares without par value.

OTHER MATTERS

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Extraordinary General Meeting, but if such should occur the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Extraordinary General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                           FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated herein by reference contain certain forward-looking statements and information relating to IAB that are based on the beliefs of IAB management, as well as assumptions made by, and information currently, available to management. All statements other than statement of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Securities and Exchange Act, as amended.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                              Gordon L. Ellis, Chairman

                                  FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERNATIONAL ABSORBENTS INC. (THE "COMPANY") FOR THE EXTRAORDINARY GENERAL MEETING (THE "MEETING") OF SHAREHOLDERS TO BE HELD AT THE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA ON WEDNESDAY DECEMBER 20, 2000 AT 10:00 AM (PACIFIC TIME).

THE UNDERSIGNED MEMBER ("REGISTERED SHAREHOLDER") OF THE COMPANY HEREBY APPOINTS, GORDON LLOYD ELLIS, AN EXECUTIVE OFFICER OF THE COMPANY OR FAILING THIS PERSON, DOUGLAS E. ELLIS, SECRETARY OF THE COMPANY, OR IN THE PLACE OF THE FOREGOING,_______________________________ (PRINT THE NAME), AS PROXYHOLDER FOR AND ON BEHALF OF THE REGISTERED SHAREHOLDER WITH THE POWER OF SUBSTITUTION TO ATTEND, ACT AND VOTE FOR AND ON BEHALF OF THE REGISTERED SHAREHOLDER IN RESPECT OF ALL MATTERS THAT MAY PROPERLY COME BEFORE THE AFORESAID MEETING OF THE REGISTERED SHAREHOLDERS OF THE COMPANY (THE "MEETING") AND AT EVERY ADJOURNMENT THEREOF, TO THE SAME EXTENT AND WITH THE SAME POWERS AS IF THE UNDERSIGNED REGISTERED SHAREHOLDER WERE PRESENT AT THE SAID MEETING, OR ANY ADJOURNMENT THEREOF.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

THE UNDERSIGNED REGISTERED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.


REGISTERED HOLDER SIGN HERE: ______________________________________


DATE SIGNED: ___________________________


RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)


                                                          For    Against  Withhold
                                                       --------- -------- --------

1.   To grant the board of directors the
     authority to alter the authorized capital of the Company by consolidating the existing issued and unissued common shares, whereby each four (4) shares of common stock will be combined into one (1) new share of common stock and to increase the authorized capital of the Company from 25,000,000 common shares without par value, to 100,000,000 common shares without par value after giving effect to the consolidation;

2.   To transact such other business as may
     properly come before the Meeting or any
     adjournment or adjournments thereof.


                      THIS PROXY MUST BE SIGNED AND DATED.

                     SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2. This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

5. A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

     (a) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, A MANAGEMENT APPOINTEE ACTING AS A PROXYHOLDER WILL VOTE THE RESOLUTION AS IF THE REGISTERED SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE;

     OR

     (b) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7. If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

TO BE REPRESENTED AT THE MEETING, VOTING INSTRUCTIONS MUST BE DEPOSITED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" NO LATER THAN FORTY EIGHT ("48") HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE
                        MEETING, OR ADJOURNMENT THEREOF.

           THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS
        10TH FLOOR 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8,
                      AND ITS FAX NUMBER IS (604)689-8144.